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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2003

EQUIFAX INC.
(Exact name of Registrant as Specified in its Charter)

Georgia (State or other Jurisdiction of Incorporation)	1-6605 (Commission File Number)	58-0401110 (IRS Employer Identification No.)
1550 Peachtree Street, N.W. Atlanta, Georgia (Address of principal executive offices)		30309 (Zip code)

Registrant's telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

      Exhibit 99.1    Press release issued by the Registrant on December 19, 2003.

Item 9.    Regulation FD Disclosure

        The following information and exhibit is being furnished under Item 9 (Regulation FD Disclosure):

            On December 19, 2003, Equifax Inc. issued a press release dated December 19, 2003, announcing the completion of the consolidation of its eMarketing business into Direct Marketing Services. A copy of the press release is attached as exhibit 99.1 hereto and incorporated by reference into this Item 9.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.
By:	/s/ DONALD T. HEROMAN
Name: Donald T. Heroman Title: Chief Financial Officer

Dated: December 19, 2003

Exhibit Index

        The following exhibit is being filed with this report:

Exhibit No.	Description
99.1	Press release issued by the Registrant on December 19, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index